Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(unaudited: $ in thousands, except account balances)

February 29,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,
2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2005	2005

NETBANK, INC. CONSOLIDATED

Retail customers		254,531	256,238	256,245	257,274	257,448	256,509	253,077	251,928	249,196	249,377	247,163	246,116
Business customers		19,487	19,573	19,805	19,837	20,098	20,602	19,790	20,958	20,933	21,050	21,271	21,287
Total customers		274,018	275,811	276,050	277,111	277,546	277,111	272,867	272,886	270,129	270,427	268,434	267,403

Services per customer (consolidated)		1.7	1.75	1.75	1.75	1.74	1.74	1.74	1.74	1.74	1.75	1.77	1.79
Services per customer (bank only)		2.23	2.23	2.23	2.23	2.21	2.20	2.23	2.24	2.24	2.26	2.28	2.31

Total average assets (consolidated)	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021	$4,504,199

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	48%	48%	49%	51%	51%	51%	52%	54%	54%	53%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	47%	48%	50%	50%	50%	49%	48%	52%	53%	53%	53%	54%	55%

Retail deposits	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693	$2,171,962
Small business deposits	32,051	33,162	34,885	37,550	42,641	44,754	54,318	53,713	54,710	57,000	55,120	56,241	55,623
Other deposits	235,146	346,239	402,087	302,062	256,693	231,398	259,702	324,633	277,573	261,077	288,301	228,446	245,156
Total deposits	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380	$2,472,741

Average retail checking account balance	$2,270	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546	$2,649
Average retail money market account balance	$15,845	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595	$14,695
Average retail CD balance	$17,794	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655	$16,285

Average small business checking account balance	$5,356	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040	$6,708
Average small business money market account balance	$36,631	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440	$50,371
Average small business CD balance	$52,673	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828	$30,526

Indirect Auto Lending –
Number of loans	1,013	1,569	1,812	1,965	1,788	2,039	1,296	1,064	1,175	1,296	1,291	1,280	1,005
Production	$21,009	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198	$21,637
Weighted Average Note Rate	6.25%	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%	6.55%

Business Equipment Financing —
Production	$11,061	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923	$15,090

Servicing Portfolio –
Held for sale MSRs	$161,363	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403	$179,178
Available for sale MSRs	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191	12,534,408
UPB underlying MSRs	12,716,722	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594	12,713,586
Work-in-process and whole loans	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503	2,497,545
Sold but not transferred	752,863	509,969	337,728	477,326	640,132	751,906	475,163	636,924	712,502	741,808	977,563	1,208,194	885,077
Third party subservicing	498,576	480,143	472,948	424,615	131,077	126,160	124,612	1,268	1,268	1,280	1,257	1,343	1,406
Total loans serviced	$17,054,168	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702	$16,612,634	$16,097,614

Weighted average note rate	6.08%	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%	5.95%	5.94%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	4.25%	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%	5.20%	4.98%
Bankruptcy & foreclosure	0.94%	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%	1.33%	1.45%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$848,767	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629	$645,390
Non-conforming mortgage production	158,406	230,743	253,199	252,847	371,784	293,319	275,736	239,504	242,354	251,132	278,965	195,440	191,842
Total mortgage production	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955	$823,069	$837,232

Refinance loans as a % of production	46%	44%	49%	41%	32%	26%	28%	30%	31%	36%	32%	36%	37%

Conforming mortgage sales	$814,283	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374	$691,228
Non-conforming mortgage sales	145,225	208,918	200,200	232,494	277,742	370,163	287,556	280,073	226,116	262,474	262,565	269,882	198,554
Total mortgage sales	$959,508	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954	$688,256	$889,782

Locked conforming mortgage pipeline	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452	$989,247
Application conforming mortgage pipeline	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479	2,982,146	2,709,891	2,772,076	2,977,748
Total conforming mortgage pipeline	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777	$3,888,609	$3,464,767	$3,594,528	$3,966,995

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	4,885	4,949	5,149	5,202	6,469	6,287	6,326	7,809	7,619	7,816	7,779	7,435	7,720
ATMs (proprietary)	537	532	543	537	525	542	543	540	548	566	548	501	505
Total ATMS Serviced	5,422	5,481	5,692	5,739	6,994	6,829	6,869	8,349	8,167	8,382	8,327	7,936	8,225

Merchant Service Terminals	2,005	2,035	2,074	2,133	2,162	2,261	2,286	2,305	2,481	2,511	2,586	2,780	2,806

Insurance Sales Processing –
Number of policies sold	48	135	132	162	227	219	197	122	153	148	170	198	135
Number of policies in force	588	721	846	965	1,169	1,363	1,508	1,628	1,776	1,917	2,036	2,153	2,190

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for February 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Average earnings assets declined by $150 million or 3.2%. The decrease relates mostly to lower warehouse activity for our mortgage operations.

•                  Deposits were down by $19.6 million or 1%. The drop was centered in brokered CD funds, which we allowed to run off by $37.2 million. Core retail deposits actually rose by $1.2 million.

•                  Auto production fell by $5.6 million or 20% due to the fewer number of funding days in February as well as increased competition from captive finance companies.

•                  Business financing production increased by $2.2 million or 17%.

•                  Conforming mortgage production was up by $17.8 million or 3%; while conforming sales jumped by $273 million or 65%.

•                  Non-conforming production eased by $3.6 million or 2%, while non-conforming sales declined by $71.3 million or 26%.

•                  The locked conforming mortgage pipeline improved by $167 million or 20%.

Please note we have omitted the bank only customer count from the report since this count is a subset of our overall customer count. As we continue to pursue our cross-sell efforts, the lines between the two counts will diminish. If needed, we can always provide detail on the composition of the customer count on a one-off basis.

Earnings outlook:

Management’s expectations for first quarter results remain negative. Earnings are still anticipated to resemble last quarter’s. However, results could be driven lower due to significant pricing pressures in both the conforming and non-conforming channels. The environment for servicing results also remains volatile, and the potential for negative net servicing results still exists.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com